UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	July 28, 2008

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	01-33504	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)
(262) 334-9461
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

        On July 28, 2008, Gehl Company issued a press release (the “Press Release”) announcing its financial results for the quarter and six months ended June 30, 2008. A copy of the Press Release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated July 28, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: July 28, 2008	By: /s/ Malcolm F. Moore
Malcolm F. Moore
President and Chief Operating Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated July 28, 2008

Exhibit
Number

(99)	Press Release of Gehl Company, dated July 28, 2008.

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